Exhibit 10.2

THIS DEED OF AMENDMENT is made the 5th day of November 2020

BETWEEN:

(1)	BGC SERVICES (HOLDINGS) LLP (the “Partnership”), of Five Churchill Place, Canary Wharf, London E14 5RD; and

(2)	SEAN WINDEATT (the “Individual Member”).

With deemed effect from 1 October 2020 the Deed made between the Individual Member and BGC Services (Holdings) LLP dated 22 January 2014, as amended by a deed of amendment dated 24 February 2017 (together, the “Deed”) shall be varied and amended as follows:

SCHEDULE 1: INDIVIDUAL MEMBER’S TERMS AND CONDITIONS

1.DURATION OF MEMBERSHIP:

Clause 1.1 of Schedule 1 to the Deed is hereby deleted in its entirety and replaced with the following:

“1.1

Membership is for a minimum initial period of up to and including 30 September 2025, unless terminated in accordance with this Deed or the provisions of the Partnership Deed (the “Initial Period”), and commencing 1 October 2023 either the Individual Member or the Partnership may at any time give twenty four (24) months’  advance  notice  (the  “Notice  Period”) to the other in writing to terminate the Individual Member’s Membership, and such termination of Membership shall be effective upon the expiration of such Notice Period. Membership shall, unless terminated earlier in accordance with the terms of this Deed, continue following 30 September 2025 on the same terms and conditions set forth in this Deed until expiration of the Notice Period (such time period between 30 September 2025 and the expiration of the Notice Period shall be referred to as the “Renewal Period”). Any such notice given by the Individual Member or the Partnership hereunder shall also be delivered simultaneously in writing by the Individual Member or Partnership (as appropriate) to BGC Partners, Inc., c/o General Counsel, 499 Park Avenue, New York, NY 10022. Such notice shall be delivered by hand, electronic mail or overnight courier and shall be effective at such time as it is received by both the Individual Member or the Partnership, as the case may be, and by BGC Partners, Inc.”.

2.	WORKING REQUIREMENTS

Clause 2.3 of the Deed is hereby deleted in its entirety and replaced with the following:

“2.3

In addition to the Individual Member’s role as described above, the Individual Member shall also hold the positions of Chief Operating Officer of BGC Partners, Inc. (“BGCP”) and Chief Executive Officer of BGC Brokers L.P.  At all times the Individual Member agrees that he may also be engaged in any capacity that the Chairman may reasonably require and shall not engage in any activity which

157786 v1

may be or may become in the reasonable opinion of the Chairman harmful to or contrary to the interests of the Partnership and/or its Affiliates. The Individual Member shall report directly to the Chairman.  For the purposes of this clause 2.3, “Chairman” shall mean the Chairman and/or Chief Executive Officer of BGCP or his designate.”

3.	PROFIT ALLOCATION AND ADVANCE DRAWINGS

With effect from 1 January 2021, the Individual Member’s Allocated Monthly Advance Drawings will be £50,000 and clause 3.1 of the Deed is hereby amended accordingly.

All other terms and conditions of the Individual Member’s membership are unaffected and remain as set out in the Deed and the Partnership Deed. In particular, the Individual Member acknowledges and agrees that he will be bound by all the obligations set out in clause 7.3 of Schedule 1 to the Deed (as amended under the terms of a  deed of amendment dated 24 February 2017), and clause 20 (Confidential Information) of the Partnership Deed.

IN WITNESS WHEREOF the parties have executed this Deed the day and year first above written.

SIGNED and DELIVERED as a	)
DEED by BGC SERVICES	)
(HOLDINGS) LLP acting by:	):
/s/ James Lightbourne
James Lightbourne

Witnessed	/s/ Nick Bacon
Name:	Nick Bacon

Address:	5 Churchill Place
Canary Wharf
London E14 5RD

SIGNED and DELIVERED as a	)
DEED by SEAN WINDEATT	)
)
/s/ Sean Windeatt.
Sean Windeatt

Witnessed	/s/ Faye Eden
Name:	Miss Faye Eden

Address:	45 Queens Road
Loughton IGIO IRR

[Signature Page to Deed of Amendment between Sean Windeatt and BGC Services (Holdings) LLP, dated as of 5 November 2020]

157786 v1